EXHIBIT 10.7

                                LICENSE AGREEMENT


         THIS LICENSE AGREEMENT (this "Agreement") is entered into as of this 20th day of May, 2005 by and between Nutra-Nano Tech, Inc., a Delaware corporation ("Licensee), on the one hand, and Eugene Science, a Korean corporation ("Licensor"), on the other hand. Licensor and Licensee are hereinafter, at times, collectively referred to as the "Parties," and each individually as a "Party."

                                    RECITALS:

         A. WHEREAS, Licensor is the developer and proprietary owner of the patented process(es) used to manufacture the food ingredient known under the Korean trade-name and trademark "Cholzero" (the "Ingredient")';

         B. WHEREAS, Licensor and/or its subsidiaries and affiliates develop and manufacture, and will continue to develop and manufacture, products containing the Ingredient (the "Products");

         C. WHEREAS, Licensee desires to obtain from Licensor an exclusive license to distribute, market, advertise, sell and otherwise exploit the Products, and Licensor desires to grant to Licensee an exclusive license to distribute, market, advertise, sell and otherwise exploit the Products, in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

         1. LICENSED RIGHTS. Licensor hereby grants to Licensee an exclusive license to distribute, market, advertise, sell and otherwise exploit the Products throughout the territory of North America (the "Territory"). Without limiting the generality of the foregoing, the rights herein granted also include (collectively, the "Rights"):

                  (a) MARKETING AND ADVERTISING. The right to advertise and market the Products including such Products first manufactured after the date hereof.

                  (b) USE OF NAME. The right to use, in a reasonable and customary manner, Licensor's name in, and in connection with, any advertising and marketing medium that will be used to distribute, sell, and otherwise exploit the Products. The rights to use, exploit, register and protect the name "CholZero" in the Territory under Licensee's name.

                  (c)      SUBLICENSE.   Licensee   shall   have  the  right  to
sublicense the Rights subject to the terms and conditions of this Agreement.


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                  (d)      NO OBLIGATION TO PROCEED.  Nothing  contained in this
Agreement shall be construed as requiring Licensee to exercise or exploit, or continue to exercise or exploit, any of the Rights herein granted.

                  (e) RIGHT OF FIRST OFFER. Licensor grants to Licensee a right of first offer (the "RFO") with respect to the same or similar Rights being offered to third parties in those territories, other than the Territory, which do not currently have established distribution agreements in effect (the "Additional Territory Rights"). If Licensor desires to grant Additional Territory Rights to any third party, then Licensor shall first give Licensee notice of the availability of acquiring such rights prior to the offering of such Additional Territory Rights to a third party (the "Offer Notice"). To exercise the RFO, Licensee, within thirty (30) days after Licensor's offer to acquire the Additional Territory Rights and the Parties shall thereafter enter into an amendment to this Agreement or such other contract agreement to reflect such modification.

         2. TERM. The Rights granted to Licensee herein shall be for an initial period of eighteen (18) months commencing on the date of Licensee's first receipt of a shipment of Product that Licensee orders from Licensor (the "Term"). Each Party shall have the right to terminate this Agreement, effective upon the conclusion of the Term, by providing written notice to the other Party no later than six (6) months prior to the conclusion of the Term. In the event that neither Party terminates this Agreement, the Rights granted to Licensee hereunder shall automatically extend for an unlimited number of five (50 year periods commencing upon the expiration of the Term (each, an "Option Term"). Thereafter, in the event either Party desires to terminate the Agreement, effective upon the conclusion of the Option Term, such Party must provide prior written notice to the other Party no later than twelve (12) months prior to the conclusion of each Option Period.

         3. PAYMENT. In consideration of the Rights granted herein, Licensor shall have the right, but not the obligation, to purchase fifty-one percent (51%) of Licensee, at any time upon six (6) months written notice to Licensee (the "Option Notice"). The purchase price shall be determined at the time of Licensee's receipt of the Option Notice. If Licensee is a publicly traded company, the price will be determined at the published closing market price of the exchange Licensee is traded on. If Licensee is not publicly traded, then the market valuation of Licensee shall be determined by three (3) independent nationally recognized accounting companies, with the final market valuation determined by a quotient, the numerator being the sum of all three separate valuations and the denominator being three (3).

         4. PURCHASING OF PRODUCTS. Licensee will, from time to time, submit purchase orders to Licensor to purchase Products from Licensor. With respect thereto, Licensee shall be entitled to a most favored nations' definition of such terms and conditions with respect to all other purchasers of the Products from Licensor. Notwithstanding the foregoing, all shipments of the Products to Licensee will be F.O.B. destination, as designated by Licensee.

         5. MARKETING AND ADVERTISING. Upon execution of this Agreement and, with respect to the Products, upon the request of Licensee at any time thereafter, Licensor shall provide Licensee with all marketing and advertising materials, testimonials, reports, surveys, summaries,


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or any other  information  requested by Licensee that relates to the  ingredient and/or the Products that is in Licensor's possession or control.

         6. REPRESENTATIONS AND WARRANTIES. Licensor hereby represents and warrants that: (a) the Ingredient is solely owned by Licensor; (b) neither the Ingredient, nor any element contained therein infringes upon the rights held by any third party; (c) Licensee's incorporation of the Ingredient into the
Products will not infringe upon any right granted to any third party by Licensor; (d) Licensor owns all rights in and to the Products; (e) Licensor owns all rights granted to Licensee herein free and clear of any liens, encumbrances, other third party interests of any kind, and free of any claims or litigation, whether pending or threatened, or exploitation in any other format, other than those previously disclosed to Licensee in writing prior to the execution of this Agreement; and (f) Licensor has full right and power to make, enter, and perform this Agreement without the consent of any third party. Licensor shall indemnify Licensee against any liability, damages, costs and expenses (including reasonable attorneys' fees and costs) incurred by or reasonably expected to be incurred by Licensee by reason of any claim arising in connection with the Ingredient, any breach of Licensor's representations, warranties or agreements herein, or infringement of any Right granted herein. Licensee shall be entitled to the agreements herein, or infringement of any Right granted herein. Licensee shall be entitled to the foregoing regardless of whether any litigation, arbitration, or other proceeding is formally instituted, and said rights shall arise immediately at such time said claim is asserted against Licensee, whether formally or informally, directly or indirectly. This indemnity will not limit any other right of indemnity of Licensee.

         7. ADDITIONAL DOCUMENTS. At Licensee's request, Licensor will execute, acknowledge and deliver to Licensee any and all additional documents Licensee may deem necessary to evidence and effectuate any and all of Licensee's rights under this Agreement including:

         8.       MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. Except as herein expressly provided, this Agreement cancels and supersedes all prior negotiations and undertakings relating to the Property and contains all terms and conditions, pertaining to the subject hereof. If there is any conflict between any provision of this Agreement and any present or future statue, law, ordinance, regulation or collective bargaining agreement the latter shall prevail; provided, that the provision hereof so affected shall be limited only to the extent necessary and no other provision shall be affected.

                  (b) NOTICES. All written notices which either Party hereto is required or may desire to give to the other shall be given by delivering or mailing the same to the other at the address shown below, or at such other address as may be designated in writing in a notice to the other given as aforesaid. Notices between the Parties shall be addressed as follows:


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         If to Licensee:

                  Nutra-Nano Tech, Inc.
                  6300 Wilshire Boulevard, Suite 1730
                  Los Angeles, California 90048
                  Attn:  Tony Kim
                  Facsimile:  (213) 745-4729

         With a copy to:

                  Eisner & Associates
                  9777 Wilshire Blvd., Suite 718
                  Beverly Hills, CA  90212
                  Attn:  Randall Fink, Esq.
                  Facsimile:  (310) 205-6081

         If to Licensor:

                  Eugene Science
                  16-7, Samjung-Dong,
                  Ojung-Gu, Bucheon,
                  Kyonggi-Do, Korea,
                  Facsimile:  82-2-338-6096

         Notices shall be sufficiently given when hand-delivered or when the same shall be deposited so addressed, postage prepaid, in the United States mail and/or when the same shall have been transmitted by facsimile or similar means with confirmation thereof, and the date of said notice shall be: (i) the date of personal delivery or facsimile with confirmation; or (ii) three (30 days after mailing.

                  (c) GOVERNING LAW; VENUE; JURISDICTION. This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully performed therein. The Parties hereto submit to the soles and exclusive jurisdiction and venue of the state and federal courts in the county of Los Angeles, State of California, Central District.

                  (d) PARTICIPATION IN DRAFTING. Each Party has participated in, cooperated in, or contributed to, the drafting and preparation of this Agreement. IN any construction of this Agreement, the same shall not be construed for, or against, any Party, but shall be construed fairly according to its plain meaning. Each Party has had the opportunity to consult with an attorney regarding its rights and obligations under this Agreement.

                  (e) ATTORNEY'S FEES IN THE EVENT OF DISPUTE. If any legal action, dispute, or other proceeding arises or is commenced to interpret, enforce or recover damages for the breach of any term of this Agreement, the prevailing Party shall be entitled to recover reasonable attorney's fees incurred in connection with that action, in addition to costs of suit.


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                  (f)      RELATIONSHIP  OF THE PARTIES.  The parties agree that
they shall have at all times at all during the Term this Agreement, including any and all extensions, an independent contractor relationship, and that neither Party, is an agent or employee of the other Party. The Parties agree that this Agreement shall not, and is not intended to, create an agency or partnership relationship. This Agreement is not for the benefit of any third party, whether or not referred to herein. Captions and organization are for convenience only and shall not be used to construe meaning. A waiver of any breach shall not waive a prior or subsequent breach. Except as otherwise provided herein, all remedies shall be cumulative and pursuit of any one shall not waive any other. This Agreement may be signed in counterpart and by facsimile, each of which shall be deemed an original, but all of which together shall constitute the Agreement.

                  (g) SEVERABILITY. In the event that any provision of this Agreement should be held to be void, voidable, or unenforceable, the remaining portions hereof shall remain in full force and effect.

                  (h) MODIFICATION. This Agreement may not be modified in any respect except by an instrument in writing signed by all Parties.

                  (i)      SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.   The
representations and warranties of this Agreement are deemed to survive the date of execution hereof.

                  (j) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts and by facsimile, and each such counterpart and/or facsimile signature shall be deemed to be an original, and all of which when taken together shall constitute one executed agreement.


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.




         EUGENE SCIENCE                        NUTRA-NANO TECH, INC.
         ("Licensor")                          ("Licensee")


         /S/ SEUNG KWON NOH                    /S/ TONY KIM
         -----------------------               -----------------------
         By: Seung Kown Noh                    By: Tony Kim
         Its: President                        Its: President


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